Exhibit 10

                         November 15, 1995

     ICAP Funds, Inc.
     225 W. Wacker, Suite 2400
     Chicago, IL 60606

     Ladies and Gentlemen:

               We have acted as your counsel in connection with the preparation of Post-Effective Amendment No. 2 to Registration Statement No. 33-86006 and 811-08850 (the "Registration Statement") relating to the sale by you of 2,660,354.115 shares of ICAP Funds, Inc. common stock, $.01 par value (the "Shares"), in the manner set forth in the Registration Statement. The Shares represent 1,548,589.16 shares of the ICAP Equity Portfolio and 1,111,764.955 shares of the ICAP Discretionary Equity Portfolio.

               We have examined:  (a) Post-Effective
     Amendment No. 2, (b) the Company's Articles of
     Incorporation, and By-laws, (c) certain resolutions of the Company's Board of Directors, and (d) such other proceedings, documents and records as we have deemed necessary to enable us to render this opinion. Based upon the foregoing, we are of the opinion that the Shares, when sold as contemplated in Post-Effective
     Amendment No. 2 will be duly authorized and validly issued, fully paid and nonassessable.

               We consent to the use of this opinion as an exhibit to Post-Effective Amendment No. 2. In giving this consent, however, we do not admit that we are "experts" within the meaning of Section 11 of the Securities Act of 1933, as amended, or within the category of persons whose consent is required by
     Section 7 of said Act.

               We understand that Post-Effective Amendment
     No. 2 is for the sole purpose of increasing the number of amount of securities proposed to be offered pursuant to Section 24(e) of the Investment Company Act of 1940. Based upon the foregoing, we hereby advise you that Post-Effective Amendment No. 2 does not include disclosure which we believe would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.


                                          Very truly yours,


                                          /s/ Godfrey & Kahn, S.C.

                                          GODFREY & KAHN, S.C.









































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